Exhibit No. 32.1

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Pay Mobile, Inc. (the Company) on Form 10-Q for the period ending June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Gino Porco, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.)   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 25, 2012	By:	/s/ N. Colón-Alonso
N. Colón-Alonso
Chief Executive Officer,
Chief Financial Officer